The Allstate Corporation Investor Supplement First Quarter 2026 The condensed consolidated financial statements and financial exhibits included herein are unaudited and should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year. Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*). These measures are defined on the pages "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein. Exhibit 99.2

The Allstate Corporation Investor Supplement - First Quarter 2026 Table of Contents Consolidated Operations Protection Services Condensed Consolidated Statements of Operations 1 Segment Results 11 Contribution to Income 2 Book Value per Common Share and Debt to Capital 3 Corporate Return on Allstate Common Shareholders' Equity 4 Segment Results 12 Policies in Force 5 Investments Property-Liability Investment Position and Results 13 Results 6 Investment Position and Results by Strategy 14 Allstate Protection Profitability Measures 7 Definitions of Non-GAAP Measures 15,16 Impact of Net Rate Changes Implemented on Premiums Written 8 Auto Profitability Measures and Statistics 9 Glossary 17 Homeowners Profitability Measures and Statistics 10 Items included in the glossary are denoted with a caret (^) the first time used. As a result of the dispositions of the employer voluntary benefits and group health businesses, starting in the third quarter of 2025, the Allstate Health and Benefits segment is no longer a reportable segment.

The Allstate Corporation
Condensed Consolidated Statements of Operations

(In millions, except per share data)

	Three months ended				
	March 31, 2026	Dec. 31, 2025	Sept. 30, 2025	June 30, 2025	March 31, 2025
Revenues					
Property and casualty insurance premiums ^	$ 15,553	$ 15,511	$ 15,253	$ 15,041	$ 14,698
Accident and health insurance premiums and contract charges ^	136	114	110	235	487
Other revenue ^	719	755	691	747	762
Net investment income	938	892	949	754	854
Net gains (losses) on investments and derivatives	(405)	73	252	(144)	(349)
Total revenues	16,941	17,345	17,255	16,633	16,452
Costs and expenses					
Property and casualty insurance claims and claims expense	9,185	7,736	8,654	10,249	10,815
Accident, health and other policy benefits	76	68	67	188	333
Amortization of deferred policy acquisition costs	2,178	2,125	2,101	2,076	2,087
Operating costs and expenses	2,225	2,332	2,265	2,135	2,245
Pension and other postretirement remeasurement (gains) losses	19	(5)	(108)	—	78
Restructuring and related charges	5	13	17	15	16
Amortization of purchased intangibles	47	56	59	57	59
Interest expense	98	98	101	100	100
Total costs and expenses	13,833	12,423	13,156	14,820	15,733
Gain (loss) on disposition of operations	—	(7)	720	890	—
Income from operations before income tax expense	3,108	4,915	4,819	2,703	719
Income tax expense	650	1,088	1,075	604	123
Net income	2,458	3,827	3,744	2,099	596
Less: Net income (loss) attributable to noncontrolling interest	1	(5)	(2)	(10)	1
Net income attributable to Allstate	2,457	3,832	3,746	2,109	595
Less: Preferred stock dividends	29	29	29	30	29
Net income applicable to common shareholders	$ 2,428	$ 3,803	$ 3,717	$ 2,079	$ 566
Earnings per common share					
Net income applicable to common shareholders per common share - Basic	$ 9.36	$ 14.55	$ 14.13	$ 7.86	$ 2.13
Weighted average common shares - Basic	259.4	261.3	263.1	264.6	265.3
Net income applicable to common shareholders per common share - Diluted	$ 9.25	$ 14.37	$ 13.95	$ 7.76	$ 2.11
Weighted average common shares - Diluted	262.6	264.7	266.4	267.9	268.8
Cash dividends declared per common share	$ 1.08	$ 1.00	$ 1.00	$ 1.00	$ 1.00

The Allstate Corporation 1Q 26 Supplement

1

The Allstate Corporation
Contribution to Income

(In millions, except per share data)

	Three months ended				
	March 31, 2026	Dec. 31, 2025	Sept. 30, 2025	June 30, 2025	March 31, 2025
Contribution to income					
Net income applicable to common shareholders	$ 2,428	$ 3,803	$ 3,717	$ 2,079	$ 566
Net (gains) losses on investments and derivatives	405	(73)	(252)	144	349
Pension and other postretirement remeasurement (gains) losses	19	(5)	(108)	—	78
Amortization of purchased intangibles	47	56	59	57	59
Gain on disposition [(1)]	(6)	—	(723)	(893)	—
Income tax expense (benefit)	(96)	7	283	204	(103)
Adjusted net income *	$ 2,797	$ 3,788	$ 2,976	$ 1,591	$ 949
Income per common share - Diluted					
Net income applicable to common shareholders	$ 9.25	$ 14.37	$ 13.95	$ 7.76	$ 2.11
Net (gains) losses on investments and derivatives	1.54	(0.28)	(0.95)	0.54	1.30
Pension and other postretirement remeasurement (gains) losses	0.07	(0.02)	(0.40)	—	0.29
Amortization of purchased intangibles	0.18	0.21	0.22	0.21	0.22
Gain on disposition [(1)]	(0.02)	—	(2.71)	(3.33)	—
Income tax expense (benefit)	(0.37)	0.03	1.06	0.76	(0.39)
Adjusted net income *	$ 10.65	$ 14.31	$ 11.17	$ 5.94	$ 3.53
Weighted average common shares - Diluted	262.6	264.7	266.4	267.9	268.8

(1) Includes changes in the value of contingent consideration related to the sale of Allstate Life Insurance Company and certain affiliates in 2021 that are included within operating costs and expenses on the Condensed Consolidated Statements of Operations.

The Allstate Corporation 1Q 26 Supplement 2

The Allstate Corporation
Book Value per Common Share and Debt to Capital

($ in millions, except per share data)	March 31, 2026	Dec. 31, 2025	Sept. 30, 2025	June 30, 2025	March 31, 2025
Book value per common share					
Numerator:					
Allstate common shareholders' equity [(1)]	$ 29,606	$ 28,609	$ 25,504	$ 22,018	$ 20,054
Denominator:					
Common shares outstanding and dilutive potential common shares outstanding [(2)]	260.8	263.8	265.8	267.2	268.8
Book value per common share	$ 113.52	$ 108.45	$ 95.95	$ 82.40	$ 74.61
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities					
Numerator:					
Allstate common shareholders' equity [(1)]	$ 29,606	$ 28,609	$ 25,504	$ 22,018	$ 20,054
Less: Unrealized net capital gains and losses on fixed income securities	(220)	303	357	40	(351)
Adjusted Allstate common shareholders' equity	$ 29,826	$ 28,306	$ 25,147	$ 21,978	$ 20,405
Denominator:					
Common shares outstanding and dilutive potential common shares outstanding [(2)]	260.8	263.8	265.8	267.2	268.8
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities *	$ 114.36	$ 107.30	$ 94.61	$ 82.25	$ 75.91
Total debt	$ 7,491	$ 7,490	$ 8,089	$ 8,087	$ 8,086
Total capital resources	$ 39,098	$ 38,100	$ 35,594	$ 32,106	$ 30,141
Ratio of debt to Allstate shareholders' equity	23.7 %	24.5 %	29.4 %	33.7 %	36.7 %
Ratio of debt to capital resources	19.2 %	19.7 %	22.7 %	25.2 %	26.8 %

(1) Excludes equity related to preferred stock of $2,001 million for all periods shown.

(2) Common shares outstanding were 257,804,210 and 260,135,910 as of March 31, 2026 and December 31, 2025, respectively.

The Allstate Corporation 1Q 26 Supplement 3

The Allstate Corporation
Return on Allstate Common Shareholders' Equity

($ in millions)

	As of or for the twelve months ended				
	March 31, 2026	Dec. 31, 2025	Sept. 30, 2025	June 30, 2025	March 31, 2025
Return on Allstate common shareholders' equity					
Numerator:					
Net income applicable to common shareholders	$ 12,027	$ 10,165	$ 8,261	$ 5,705	$ 3,927
Denominator:					
Beginning Allstate common shareholders' equity	$ 20,054	$ 19,441	$ 18,876	$ 16,592	$ 16,638
Ending Allstate common shareholders' equity [(1)]	29,606	28,609	25,504	22,018	20,054
Average Allstate common shareholders' equity ^	$ 24,830	$ 24,025	$ 22,190	$ 19,305	$ 18,346
Return on Allstate common shareholders' equity	48.4 %	42.3 %	37.2 %	29.6 %	21.4 %
Adjusted net income return on Allstate common shareholders' equity					
Numerator:					
Adjusted net income *	$ 11,152	$ 9,304	$ 7,578	$ 5,650	$ 4,488
Denominator:					
Beginning Allstate common shareholders' equity	$ 20,054	$ 19,441	$ 18,876	$ 16,592	$ 16,638
Less: Unrealized net capital gains and losses	(351)	(771)	361	(938)	(819)
Adjusted beginning Allstate common shareholders' equity	20,405	20,212	18,515	17,530	17,457
Ending Allstate common shareholders' equity [(1)]	29,606	28,609	25,504	22,018	20,054
Less: Unrealized net capital gains and losses	(221)	297	351	36	(351)
Adjusted ending Allstate common shareholders' equity	29,827	28,312	25,153	21,982	20,405
Average adjusted Allstate common shareholders' equity ^	$ 25,116	$ 24,262	$ 21,834	$ 19,756	$ 18,931
Adjusted net income return on Allstate common shareholders' equity *	44.4 %	38.3 %	34.7 %	28.6 %	23.7 %

(1) Excludes equity related to preferred stock of $2,001 million for all periods shown.

The Allstate Corporation 1Q 26 Supplement

4

The Allstate Corporation
Policies in Force

	March 31, 2026	Dec. 31, 2025	Sept. 30, 2025	June 30, 2025	March 31, 2025
Policies in force statistics (in thousands) [1]					
Allstate Protection					
Auto	25,758	25,504	25,332	25,243	25,100
Homeowners	7,739	7,697	7,642	7,596	7,549
Other personal lines	4,902	4,898	4,908	4,885	4,874
Commercial lines	177	176	174	176	189
Total	38,576	38,275	38,056	37,900	37,712
Protection Services					
Protection Plans	165,210	164,650	163,451	162,315	161,503
Roadside	1,379	1,244	1,119	988	867
Dealer Services	3,628	3,663	3,681	3,697	3,690
Identity Protection	2,752	2,626	2,694	2,669	2,648
Total	172,969	172,183	170,945	169,669	168,708
All other	507	479	480	482	478
Total policies in force [2]	212,052	210,937	209,481	208,051	206,898

(1) Policy counts are based on items rather than customers.

- A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy.
- Lender-placed policies are excluded from policy counts because relationships are with the lenders.
- Protection Plans represents active consumer product protection plans.
- Roadside reflects memberships in force and does not include their wholesale partners as the customer relationship is managed by the wholesale partner.
- Dealer Services reflects service contracts and other products sold in conjunction with auto lending and vehicle sales transactions and do not include their third-party administrators ("TPAs") as the customer relationship is managed by the TPAs.
- Identity Protection reflects individual customer counts for identity protection products.
- All other reflects certificate counts for the individual health business.

(2) As a result of the dispositions of the employer voluntary benefits and group health businesses, starting in the third quarter of 2025, the Allstate Health and Benefits segment is no longer a reportable segment. Historical totals exclude employer voluntary benefits and group health businesses that have been divested.

The Allstate Corporation 1Q 26 Supplement

5

The Allstate Corporation
Property-Liability Results

($ in millions, except ratios)

	Three months ended				
	March 31, 2026	Dec. 31, 2025	Sept. 30, 2025	June 30, 2025	March 31, 2025
Premiums written	$ 14,625	$ 14,572	$ 15,630	$ 15,047	$ 14,297
Premiums earned	$ 14,802	$ 14,776	$ 14,533	$ 14,346	$ 14,027
Other revenue	544	541	518	504	488
Claims and claims expense	(8,992)	(7,567)	(8,466)	(10,084)	(10,660)
Amortization of deferred policy acquisition costs	(1,821)	(1,772)	(1,757)	(1,742)	(1,732)
Operating costs and expenses	(1,835)	(1,917)	(1,873)	(1,685)	(1,701)
Restructuring and related charges	(1)	(10)	(15)	(13)	(16)
Amortization of purchased intangibles	(39)	(45)	(46)	(46)	(46)
Underwriting income (loss) (1)	$ 2,658	$ 4,006	$ 2,894	$ 1,280	$ 360
Catastrophe losses	$ (1,240)	$ (209)	$ (558)	$ (1,990)	$ (2,202)
Claims expense excluding catastrophe expense ^	(783)	(755)	(765)	(751)	(734)
Operating ratios and reconciliations to underlying ratios					
Loss ratio	60.7	51.2	58.3	70.3	76.0
Effect of catastrophe losses	(8.4)	(1.4)	(3.8)	(13.9)	(15.7)
Effect of prior year reserve reestimates, excluding catastrophes	6.9	5.4	2.7	2.6	1.7
Underlying loss ratio *	59.2	55.2	57.2	59.0	62.0
Expense ratio ^	21.3	21.7	21.8	20.8	21.4
Effect of amortization of purchased intangibles	(0.2)	(0.3)	(0.3)	(0.3)	(0.3)
Underlying expense ratio *	21.1	21.4	21.5	20.5	21.1
Effect of advertising expense	(3.7)	(3.8)	(4.0)	(3.1)	(3.7)
Effect of restructuring and related charges	—	(0.1)	(0.1)	(0.1)	(0.1)
Adjusted underwriting expense ratio *	17.4	17.5	17.4	17.3	17.3
Claims expense ratio excluding catastrophe expense ^	5.3	5.1	5.3	5.2	5.2
Adjusted expense ratio *	22.7	22.6	22.7	22.5	22.5
Combined ratio	82.0	72.9	80.1	91.1	97.4
Effect of catastrophe losses	(8.4)	(1.4)	(3.8)	(13.9)	(15.7)
Effect of prior year reserve reestimates, excluding catastrophes	6.9	5.4	2.7	2.6	1.7
Effect of amortization of purchased intangibles	(0.2)	(0.3)	(0.3)	(0.3)	(0.3)
Underlying combined ratio *	80.3	76.6	78.7	79.5	83.1
Effect of Run-off Property-Liability on combined ratio	—	—	1.0	—	—
(1) **Underwriting income (loss)**					
Allstate Protection	$ 2,659	$ 4,007	$ 3,040	$ 1,283	$ 364
Run-off Property-Liability	(1)	(1)	(146)	(3)	(4)
Property-Liability	$ 2,658	$ 4,006	$ 2,894	$ 1,280	$ 360
Other financial information					
Net investment income	$ 845	$ 814	$ 873	$ 687	$ 783
Income tax expense on operations	(744)	(1,074)	(790)	(402)	(227)
Net income (loss) attributable to noncontrolling interest, after-tax	1	(5)	(1)	(10)	1

The Allstate Corporation 1Q 26 Supplement

6

The Allstate Corporation
Allstate Protection Profitability Measures

($ in millions, except ratios)

	Three months ended				
	March 31, 2026	Dec. 31, 2025	Sept. 30, 2025	June 30, 2025	March 31, 2025
Premiums written					
Auto	$ 9,850	$ 9,399	$ 9,869	$ 9,533	$ 9,848
Homeowners	3,741	4,110	4,607	4,395	3,453
Other personal lines	768	784	887	865	729
Commercial lines	112	107	101	100	94
Other business lines ^	154	172	166	154	173
Total	$ 14,625	$ 14,572	$ 15,630	$ 15,047	$ 14,297
Premiums earned					
Auto	$ 9,547	$ 9,622	$ 9,593	$ 9,528	$ 9,347
Homeowners	4,164	4,055	3,880	3,771	3,657
Other personal lines	820	814	800	779	741
Commercial lines	101	103	99	104	113
Other business lines	170	182	161	164	169
Total	$ 14,802	$ 14,776	$ 14,533	$ 14,346	$ 14,027
Underwriting income (loss)					
Auto	$ 1,729	$ 1,851	$ 1,726	$ 1,331	$ 816
Homeowners	685	1,813	1,107	(76)	(451)
Other personal lines	157	205	61	(11)	(65)
Commercial lines	21	45	93	(17)	16
Other business lines	64	92	52	54	41
Answer Financial	3	1	1	2	7
Total	$ 2,659	$ 4,007	$ 3,040	$ 1,283	$ 364
Claims expense excluding catastrophe expense	$ 783	$ 755	$ 741	$ 750	$ 731
Operating ratios and reconciliations to underlying ratios					
Loss ratio	60.7	51.2	57.3	70.3	76.0
Effect of catastrophe losses	(8.4)	(1.4)	(3.8)	(13.9)	(15.7)
Effect of prior year reserve reestimates, excluding catastrophes	6.9	5.4	3.7	2.6	1.7
Underlying loss ratio *	59.2	55.2	57.2	59.0	62.0
Expense ratio	21.3	21.7	21.8	20.8	21.4
Effect of amortization of purchased intangibles	(0.2)	(0.3)	(0.3)	(0.3)	(0.3)
Underlying expense ratio *	21.1	21.4	21.5	20.5	21.1
Effect of advertising expense	(3.7)	(3.8)	(4.0)	(3.1)	(3.7)
Effect of restructuring and related charges	—	(0.1)	(0.1)	(0.1)	(0.1)
Adjusted underwriting expense ratio *	17.4	17.5	17.4	17.3	17.3
Combined ratio	82.0	72.9	79.1	91.1	97.4
Underlying combined ratio *	80.3	76.6	78.7	79.5	83.1
Claims expense ratio excluding catastrophe expense	5.3	5.1	5.1	5.2	5.2

The Allstate Corporation 1Q 26 Supplement

7

The Allstate Corporation
Allstate Protection Impact of Net Rate Changes Implemented on Premiums Written

	Three months ended March 31, 2026			Three months ended December 31, 2025		
	Number of locations [1]	Total (%) [2] [3]	Location specific (%) [4]	Number of locations	Total (%) [3]	Location specific (%)
Auto	39	—	—	34	0.2	1.8
Homeowners [5]	18	1.4	7.2	15	0.8	5.4

	Three months ended September 30, 2025			Three months ended June 30, 2025		
	Number of locations	Total (%) [3]	Location specific (%)	Number of locations	Total (%) [3]	Location specific (%)
Auto	46	0.6	2.4	38	0.4	2.2
Homeowners [5]	21	1.4	12.0	25	1.4	8.0

(1) Refers to the number of U.S. states, the District of Columbia or Canadian provinces where rate changes have been implemented. In the first quarter of 2026, the combined impact of rate changes for auto netted to zero across brands.

(2) Represents the impact in the locations where rate changes were implemented during the period as a percentage of total prior year-end premiums written.

(3) Implemented auto insurance rate decreases totaled $2 million in the first quarter of 2026, after implementing rate increases of $81 million, $232 million and $126 million in the fourth, third and second quarters of 2025, respectively.

(4) Represents the impact in the locations where rate changes were implemented during the period as a percentage of its respective total prior year-end premiums written in those same locations.

(5) Excludes the impact to average premium from inflation in insured home replacement costs and other aging factor adjustments, which could be significant.

The Allstate Corporation 1Q 26 Supplement

8

The Allstate Corporation
Auto Profitability Measures and Statistics

($ in millions, except ratios)	Three months ended				
	March 31, 2026	Dec. 31, 2025	Sept. 30, 2025	June 30, 2025	March 31, 2025
Allstate Protection					
Premiums written	$ 9,850	$ 9,399	$ 9,869	$ 9,533	$ 9,848
Premiums earned	9,547	9,622	9,593	9,528	9,347
Underwriting income	1,729	1,851	1,726	1,331	816
Operating ratios and reconciliations to underlying ratios					
Loss ratio	60.6	58.9	60.6	65.0	69.3
Effect of catastrophe losses	(0.9)	(0.4)	(0.7)	(2.2)	(2.2)
Effect of prior year reserve reestimates, excluding catastrophes	8.8	7.5	5.0	4.3	2.5
Underlying loss ratio *	68.5	66.0	64.9	67.1	69.6
Expense ratio	21.3	21.9	21.4	21.0	22.0
Effect of amortization of purchased intangibles	(0.3)	(0.3)	(0.3)	(0.3)	(0.4)
Underlying expense ratio *	21.0	21.6	21.1	20.7	21.6
Combined ratio	81.9	80.8	82.0	86.0	91.3
Effect of catastrophe losses	(0.9)	(0.4)	(0.7)	(2.2)	(2.2)
Effect of prior year reserve reestimates, excluding catastrophes	8.8	7.5	5.0	4.3	2.5
Effect of amortization of purchased intangibles	(0.3)	(0.3)	(0.3)	(0.3)	(0.4)
Underlying combined ratio *	89.5	87.6	86.0	87.8	91.2
Annualized average earned premium ^ ($)	1,483	1,509	1,515	1,510	1,490
Average underlying loss (incurred pure premium) * ^ ($)	1,016	996	983	1,013	1,037
Average underlying loss (incurred pure premium) * (% change year-over-year)	(2.0)	(4.0)	(4.7)	(2.9)	(0.6)
Average underlying loss (incurred pure premium) and expense * ^ ($)	1,327	1,322	1,303	1,326	1,359
New issued applications by channel (in thousands) ^					
Exclusive agency	807	794	823	764	748
Independent agency	742	719	696	685	686
Direct	848	713	809	708	757
Total	2,397	2,226	2,328	2,157	2,191
Allstate brand					
Average premium - gross written ^ ($)	832	844	853	850	853

The Allstate Corporation 1Q 26 Supplement

9

The Allstate Corporation
Homeowners Profitability Measures and Statistics

($ in millions, except ratios)	Three months ended				
	March 31, 2026	Dec. 31, 2025	Sept. 30, 2025	June 30, 2025	March 31, 2025
Allstate Protection					
Premiums written	$ 3,741	$ 4,110	$ 4,607	$ 4,395	$ 3,453
Premiums earned	4,164	4,055	3,880	3,771	3,657
Underwriting income (loss)	685	1,813	1,107	(76)	(451)
Operating ratios and reconciliations to underlying ratios					
Loss ratio	61.5	33.2	48.5	81.2	91.8
Effect of catastrophe losses	(25.1)	(4.2)	(12.3)	(42.8)	(49.9)
Effect of prior year reserve reestimates, excluding catastrophes	2.3	0.6	1.0	(0.3)	0.2
Underlying loss ratio *	38.7	29.6	37.2	38.1	42.1
Expense ratio	22.0	22.1	23.0	20.8	20.5
Effect of amortization of purchased intangibles	(0.2)	(0.3)	(0.4)	(0.3)	(0.2)
Underlying expense ratio *	21.8	21.8	22.6	20.5	20.3
Combined ratio	83.5	55.3	71.5	102.0	112.3
Effect of catastrophe losses	(25.1)	(4.2)	(12.3)	(42.8)	(49.9)
Effect of prior year reserve reestimates, excluding catastrophes	2.3	0.6	1.0	(0.3)	0.2
Effect of amortization of purchased intangibles	(0.2)	(0.3)	(0.4)	(0.3)	(0.2)
Underlying combined ratio *	60.5	51.4	59.8	58.6	62.4
New issued applications by channel (in thousands)					
Exclusive agency	241	237	262	251	232
Independent agency	36	36	41	48	47
Direct	81	69	69	54	41
Total	358	342	372	353	320
Allstate brand					
Average premium - gross written ($)	2,360	2,267	2,296	2,267	2,210

The Allstate Corporation 1Q 26 Supplement 10

The Allstate Corporation
Protection Services Segment Results

($ in millions)

	Three months ended				
	March 31, 2026	Dec. 31, 2025	Sept. 30, 2025	June 30, 2025	March 31, 2025
Protection Services					
Net premiums written	$ 727	$ 867	$ 749	$ 733	$ 657
Premiums earned	$ 751	$ 735	$ 720	$ 695	$ 671
Other revenue	117	126	124	111	128
Intersegment insurance premiums and service fees	31	31	33	36	37
Net investment income	23	25	25	25	24
Claims and claims expense	(199)	(175)	(193)	(170)	(161)
Amortization of deferred policy acquisition costs	(348)	(345)	(337)	(328)	(318)
Non-deferrable commissions	(126)	(120)	(117)	(109)	(101)
Operating costs and expenses	(183)	(204)	(193)	(181)	(208)
Restructuring and related charges	(4)	(2)	(1)	(1)	—
Income tax expense on operations	(15)	(14)	(16)	(18)	(17)
Less: net loss attributable to noncontrolling interest	—	—	(1)	—	—
Adjusted net income ^ [1]	47	57	46	60	55
Depreciation	4	4	5	5	5
Restructuring and related charges	4	2	1	1	—
Income tax expense on operations	15	14	16	18	17
Adjusted earnings before taxes, depreciation and restructuring *	$ 70	$ 77	$ 68	$ 84	$ 77
Protection Plans					
Net premiums written	$ 554	$ 693	$ 567	$ 558	$ 487
Premiums earned	578	566	552	531	510
Revenue ^	$ 613	$ 609	$ 588	$ 563	$ 540
Claims and claims expense	(156)	(135)	(152)	(130)	(124)
Amortization of deferred policy acquisition costs	(239)	(236)	(228)	(218)	(210)
Non-deferrable commissions	(114)	(109)	(106)	(99)	(90)
Other costs and expenses ^	(50)	(64)	(55)	(51)	(58)
Restructuring and related charges	—	(1)	(1)	—	—
Income tax expense on operations	(13)	(15)	(13)	(14)	(13)
Less: net loss attributable to noncontrolling interest	—	—	(1)	—	—
Adjusted net income	$ 41	$ 49	$ 34	$ 51	$ 45
Roadside					
Revenue	$ 63	$ 61	$ 59	$ 56	$ 55
Adjusted net income	12	12	12	11	11
Dealer Services					
Revenue	$ 148	$ 148	$ 148	$ 148	$ 146
Adjusted net income	5	7	6	4	4
Identity Protection					
Revenue	$ 40	$ 39	$ 39	$ 41	$ 40
Adjusted net income	1	1	2	2	1
Arity					
Revenue	$ 58	$ 60	$ 68	$ 59	$ 79
Adjusted net loss	(12)	(12)	(8)	(8)	(6)

[1] Adjusted net income is the GAAP segment measure.

The Allstate Corporation 1Q 26 Supplement

11

The Allstate Corporation Corporate Segment Results ($ in millions) Three months ended March 31, 2026 Dec. 31, 2025 Sept. 30, 2025 June 30, 2025 March 31, 2025 Other revenue $ 17 $ 19 $ 24 $ 23 $ 15 Net investment income 68 52 49 37 22 Operating costs and expenses (33) (41) (42) (45) (32) Restructuring and related charges — (1) — — — Interest expense (98) (98) (101) (100) (100) Income tax benefit on operations 16 14 12 21 27 Preferred stock dividends (29) (29) (29) (30) (29) Adjusted net loss $ (59) $ (84) $ (87) $ (94) $ (97) The Allstate Corporation 1Q 26 Supplement 12

The Allstate Corporation
Investment Position and Results

($ in millions)

	As of or for the three months ended				
	March 31, 2026	Dec. 31, 2025	Sept. 30, 2025	June 30, 2025	March 31, 2025
Investment position					
Fixed income securities, at fair value	$ 59,060	$ 59,115	$ 57,186	$ 54,435	$ 51,993
Equity securities ^	10,431	8,398	5,338	2,397	4,465
Mortgage loans, net	868	879	831	807	770
Limited partnership interests ^	8,946	8,844	9,213	9,194	9,380
Short-term, at fair value	4,705	4,887	8,743	9,640	6,541
Other investments, net	1,150	1,114	1,017	964	901
Total	$ 85,160	$ 83,237	$ 82,328	$ 77,437	$ 74,050
Net investment income					
Fixed income securities	$ 666	$ 665	$ 634	$ 602	$ 608
Equity securities	41	43	19	17	20
Mortgage loans	12	11	11	9	10
Limited partnership interests	206	140	226	74	194
Short-term investments	59	72	104	97	72
Other investments	26	48	26	24	21
Investment income, before expense	1,010	979	1,020	823	925
Investment expense	(72)	(87)	(71)	(69)	(71)
Net investment income	$ 938	$ 892	$ 949	$ 754	$ 854
Pre-tax yields on fixed income securities ^ (1)	4.5 %	4.6 %	4.6 %	4.4 %	4.4 %
Net gains (losses) on investments and derivatives, pre-tax by transaction type					
Sales	$ (4)	$ 60	$ 69	$ (245)	$ (137)
Credit losses	(7)	(7)	(23)	(4)	(76)
Valuation change of equity investments	(388)	18	200	170	(117)
Valuation change and settlements of derivatives	(6)	2	6	(65)	(19)
Total	$ (405)	$ 73	$ 252	$ (144)	$ (349)
Total return on investment portfolio ^ (1)					
Net investment income	1.1 %	1.1 %	1.2 %	1.0 %	1.2 %
Valuation-interest bearing	(0.8)	—	0.6	0.2	0.4 (2)
Valuation-equity investments	(0.5)	—	0.2	0.2	(0.2)
Total	(0.2) %	1.1 %	2.0 %	1.4 %	1.4 %
Fixed income securities portfolio duration ^ (in years) (1)	5.5	5.1	5.1	4.1	5.1
Fixed income securities portfolio duration including interest rate derivative positions (in years) (1)	5.7	5.1	5.0	4.0	5.1
Fixed income and short-term investments duration including interest rate derivative positions (in years) (1)	5.3	4.7	4.3	3.4	4.6

(1) Beginning in the third quarter of 2024 and through 2025, calculations include investments held for sale.
(2) Includes (0.1%) impact related to losses recorded for variable interest in Reciprocal Exchanges.

The Allstate Corporation 1Q 26 Supplement

13

The Allstate Corporation
Investment Position and Results by Strategy

($ in millions)

	As of or for the three months ended				
	March 31, 2026	Dec. 31, 2025	Sept. 30, 2025	June 30, 2025	March 31, 2025
Investment Position					
Market-based ^					
Interest-bearing investments ^	$ 65,014	$ 65,236	$ 66,973	$ 65,060	$ 59,411
Equity securities	10,052	8,009	4,762	1,786	3,795
LP and other alternative investments ^	183	146	232	211	281
Total	$ 75,249	$ 73,391	$ 71,967	$ 67,057	$ 63,487
Performance-based ^					
Private equity	$ 7,633	$ 7,658	$ 8,134	$ 8,208	$ 8,393
Real estate	2,278	2,188	2,227	2,172	2,170
Total	$ 9,911	$ 9,846	$ 10,361	$ 10,380	$ 10,563
Investment income					
Market-based					
Interest-bearing investments	$ 748	$ 758	$ 759	$ 716	$ 698
Equity securities	39	43	19	16	18
LP and other alternative investments [(1)]	4	3	2	1	3
Income for yield calculation	$ 791	$ 804	$ 780	$ 733	$ 719
Pre-tax yield [(2)]	4.3 %	4.5 %	4.5 %	4.4 %	4.4 %
Performance-based					
Private equity	$ 111	$ 123	$ 197	$ 74	$ 103
Real estate	108	52	43	16	103
Investment income, before expense	219	175	240	90	206
Investee level expenses	(12)	(29)	(13)	(11)	(10)
Income for yield calculation	$ 207	$ 146	$ 227	$ 79	$ 196
Pre-tax yield	8.4 %	5.9 %	8.9 %	3.0 %	7.5 %
Total return on investment portfolio					
Market-based [(2)]	(0.4) %	1.2 %	2.0 %	1.6 %	1.5 % [(3)]
Performance-based	1.9	0.9	2.5	1.0	1.6
Internal rate of return ^					
Performance-based					
10 year	11.1 %	11.1 %	10.9 %	11.0 %	11.2 %
5 year	11.2	13.1	14.3	14.4	12.2
3 year	5.9	5.6	5.7	4.7	5.4
1 year	7.6	5.8	7.1	5.0	4.5

(1) Net of any investee level expenses.
(2) Beginning in the third quarter of 2024 and through 2025, calculations include investments held for sale.
(3) Includes (0.1%) impact related to losses recorded for variable interest in Reciprocal Exchanges.

The Allstate Corporation 1Q 26 Supplement 14

Definitions of Non-GAAP Measures We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Adjusted net income (loss) is net income (loss) applicable to common shareholders, excluding: • Net gains and losses on investments and derivatives • Pension and other postretirement remeasurement gains and losses • Amortization or impairment of purchased intangibles • Gain or loss on disposition • Adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years • Related income tax expense or benefit of these items Net income (loss) applicable to common shareholders is the GAAP measure that is most directly comparable to adjusted net income. We use adjusted net income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company’s ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of net gains and losses on investments and derivatives, pension and other postretirement remeasurement gains and losses, amortization or impairment of purchased intangibles, gain or loss on disposition and adjustments for other significant non-recurring, infrequent or unusual items and the related tax expense or benefit of these items. Net gains and losses on investments and derivatives, and pension and other postretirement remeasurement gains and losses may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Gain or loss on disposition is excluded because it is non-recurring in nature and the amortization or impairment of purchased intangibles is excluded because it relates to the acquisition purchase price and is not indicative of our underlying business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, adjusted net income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine adjusted net income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Adjusted net income is used by management along with the other components of net income (loss) applicable to common shareholders to assess our performance. We use adjusted measures of adjusted net income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income (loss) applicable to common shareholders, adjusted net income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management’s performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses adjusted net income as the denominator. Adjusted net income should not be considered a substitute for net income (loss) applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of adjusted net income to net income (loss) applicable to common shareholders is provided in the schedule, "Contribution to Income". Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio, and the effect of prior year reserve reestimates, excluding catastrophes on the combined ratio. We believe that this ratio is useful to investors, and it is used by management to reveal the trends that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of underlying loss ratio is provided in the schedules "Property-Liability Results", "Allstate Protection Profitability Measures", "Auto Profitability Measures" and "Homeowners Profitability Measures". Underlying expense ratio is a non-GAAP ratio, which is computed as the difference between the expense ratio and the effect of amortization or impairment of purchased intangibles on the expense ratio. We believe that the measure provides investors with a valuable measure of ongoing performance because it reveals trends that may be obscured by the amortization or impairment of purchased intangible assets. Amortization or Impairment of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the expense ratio. The underlying expense ratio should not be considered a substitute for the expense ratio and does not reflect the overall expense ratio of our business. A reconciliation of underlying expense ratio is provided in the schedules "Property-Liability Results", "Allstate Protection Profitability Measures", "Auto Profitability Measures" and "Homeowners Profitability Measures". Average underlying loss (incurred pure premium) and average underlying loss (incurred pure premium) and expense per policy are calculated as the underlying loss ratio and the underlying combined ratio (non-GAAP ratios), respectively, multiplied by the annualized GAAP earned premium ("annualized average earned premium”). We believe that these measures are useful to investors and are used by management for the same reasons noted above for the underlying loss and underlying combined ratios. The components of the calculation are available on the "Auto Profitability Measures and Statistics" page. The Allstate Corporation 1Q 26 Supplement 15

Definitions of Non-GAAP Measures (continued) Adjusted underwriting expense ratio is a non-GAAP ratio, which is computed as the difference between the expense ratio and the effect of advertising expense, restructuring and related charges and amortization or impairment of purchased intangibles on the expense ratio. We believe that the measure provides investors with a valuable measure of ongoing performance because it reveals trends that may be obscured by the advertising expense, restructuring and related charges and amortization or impairment of purchased intangibles. Advertising expense is excluded as it may vary significantly from period to period based on business decisions and competitive position. Restructuring and related charges are excluded because these items are not indicative of our business results or trends. Amortization or impairment of purchased intangible assets is excluded because it relates to the acquisition purchase price. These are not indicative of our business results or trends. A reduction in expenses enables investment flexibility that can drive growth. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the expense ratio. The adjusted underwriting expense ratio should not be considered a substitute for the expense ratio and does not reflect the overall expense ratio of our business. Adjusted expense ratio is a non-GAAP ratio, which is computed as the combination of the adjusted underwriting expense ratio and claims expense ratio excluding catastrophe expense. The most directly comparable GAAP measure is the expense ratio. The adjusted expense ratio should not be considered a substitute for the expense ratio and does not reflect the overall expense ratio of our business. Underlying combined ratio is a non-GAAP ratio, which is the sum of the underlying loss and underlying expense ratios. We believe that this ratio is useful to investors, and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates and amortization or impairment of purchased intangibles. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedule "Property-Liability Results", "Auto Profitability Measures" and "Homeowners Profitability Measures". Protection Services adjusted earnings before taxes, depreciation and restructuring, is a non-GAAP measure, which is computed as adjusted net income (loss), excluding taxes, depreciation and restructuring. Adjusted net income (loss) is the GAAP measure that is most directly comparable to adjusted earnings before taxes, depreciation and restructuring. We use adjusted earnings before taxes, depreciation and restructuring, as an important measure to evaluate Protection Services' results of operations. We believe that the measure provides investors with a valuable measure of Protection Services' ongoing performance because it reveals trends that may be obscured by the taxes, depreciation and restructuring expenses. Taxes, depreciation and restructuring are excluded because these are not directly attributable to the underlying operating performance of Protection Services' segment. Adjusted earnings before taxes, depreciation and restructuring highlights the results from ongoing operations and the underlying profitability of our business and is used by management along with the other components of adjusted net income (loss) to assess our performance. We believe it is useful for investors to evaluate adjusted net income (loss), adjusted earnings before taxes, depreciation and restructuring, and their components separately and in the aggregate when reviewing and evaluating Protection Services segment’s performance. Adjusted earnings before taxes, depreciation and restructuring should not be considered a substitute for adjusted net income (loss) and does not reflect the overall profitability of our business. A reconciliation of adjusted net income (loss) to adjusted earnings before taxes, depreciation and restructuring, is provided in the schedule, "Protection Services Segment Results". Adjusted net income (loss) return on Allstate common shareholders’ equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the average of Allstate common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on Allstate common shareholders’ equity is the most directly comparable GAAP measure. We use adjusted net income as the numerator for the same reasons we use adjusted net income, as discussed previously. We use average Allstate common shareholders’ equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily applicable to Allstate's earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income (loss) applicable to common shareholders and return on Allstate common shareholders’ equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on Allstate common shareholders’ equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine adjusted net income return on Allstate common shareholders’ equity from return on Allstate common shareholders’ equity is the transparency and understanding of their significance to return on common shareholders’ equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of adjusted net income return on Allstate common shareholders’ equity in incentive compensation. Therefore, we believe it is useful for investors to have adjusted net income return on Allstate common shareholders’ equity and return on Allstate common shareholders’ equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income return on common shareholders’ equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Adjusted net income return on Allstate common shareholders’ equity should not be considered a substitute for return on Allstate common shareholders’ equity and does not reflect the overall profitability of our business. A reconciliation of return on Allstate common shareholders' equity and adjusted net income return on Allstate common shareholders' equity can be found in the schedule, "Return on Allstate Common Shareholders' Equity". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure. It is calculated by dividing Allstate common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities by total common shares outstanding plus dilutive potential common shares outstanding. We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth applicable to management efforts between periods. We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique. Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business. A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share and Debt to Capital". The Allstate Corporation 1Q 26 Supplement 16

Glossary Consolidated Operations Accident and health insurance premiums and contract charges include premiums for individual health, employer voluntary benefits through March 31, 2025 and group health through June 30, 2025. Adjusted net income is the GAAP segment measure used for the Protection Services and Corporate segments. Average Allstate common shareholders' equity and average adjusted Allstate common shareholders' equity are determined using a two-point average, with the beginning and ending Allstate common shareholders' equity and Allstate adjusted common shareholders' equity, respectively, for the twelve-month period as data points. Other revenue primarily represents fees collected from policyholders relating to premium installment payments, commissions on sales of non-proprietary products, sales of identity protection services, fee-based services and other revenue transactions. Property and casualty insurance premiums are reported in the Allstate Protection and Protection Services segments and include auto, homeowners, other personal lines, commercial lines and other business lines insurance products, as well as consumer product protection plans, roadside assistance and automotive protection and insurance products. Property-Liability Annualized average earned premium is calculated by annualizing net earned premium reported in the quarter and year-to-date divided by policies in force at quarter end. Average premium - gross written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid- term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is generally 6 months for auto and 12 months for homeowners. Claims expense ratio excluding catastrophe expense: Incurred loss adjustment expenses, net of reinsurance, excluding expenses related to catastrophes. These expenses are embedded within the loss ratio. Expense ratio: Other revenue is deducted from other costs and expenses in the expense ratio calculation. New issued applications: Item counts of automobile and homeowner insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Other business lines primarily represent commissions earned and other costs and expenses for Ivantage, non-proprietary life and annuity products, and lender-placed products. Protection Services Revenue includes premiums earned, other revenue, intersegment insurance premiums and service fees and net investment income. Other costs and expenses include amortization of deferred policy acquisition costs, operating costs and expenses, and restructuring and related charges. Investments Duration measures the price sensitivity of fixed income and short-term investments to changes in interest rates. Equity securities include investments in exchange traded and mutual funds whose underlying investments are fixed income securities. Interest-bearing investments comprise fixed income securities, mortgage loans, short-term investments, and other investments including bank loans and derivatives. Internal rate of return is one of the measures we use to evaluate the performance of these investments. The IRR represents the rate of return on the investments considering the cash flows paid and received and, until the investment is fully liquidated, the estimated value of investment holdings at the end of the measurement period. The calculated IRR for any measurement period is highly influenced by the values of the portfolio at the beginning and end of the period, which reflect the estimated fair values of the investments as of such dates. As a result, the IRR can vary significantly for different measurement periods based on macroeconomic or other events that impact the estimated beginning or ending portfolio value, such as the global financial crisis. Our IRR calculation method may differ from those used by other investors. The timing of the recognition of income in the financial statements may differ significantly from the cash distributions and changes in the value of these investments. Limited partnership interests: Income from equity method of accounting LPs is generally recognized on a three-month delay due to the availability of the investee financial statements. LP and other investments comprise limited partnership interests and other alternative investments, including real estate investments classified as other investments. Market-based investments include publicly traded equity securities classified as limited partnerships. Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities. Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity, including infrastructure investments, and real estate, most of which were limited partnerships. Pre-tax yields: Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the ending investment balances of the current and prior quarter. Year-to-date pre- tax yield is calculated as annualized year-to-date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate and other investments is net of investee level expenses (asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation. Total return on investment portfolio is calculated from GAAP results, including the total of net investment income, net gains and losses on investments and derivative instruments, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage and bank loans divided by the average fair value balances. The Allstate Corporation 1Q 26 Supplement 17